News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS SECOND QUARTER PROFIT OF $7.2 MILLION

AND COMPLETES COMMERCEFIRST ACQUISITION

OLNEY, MARYLAND, July 19, 2012 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the second quarter of 2012 of $7.2 million ($.30 per diluted share) compared to net income of $8.3 million ($0.34 per diluted share) for the second quarter of 2011 and net income of $8.5 million ($0.35 per diluted share) for the first quarter of 2012.

Net income for the six-month period ended June 30, 2012 totaled $15.7 million ($0.65 per diluted share) compared to net income of $15.6 million ($0.65 per diluted share) for the prior year period.

Merger costs relating to the acquisition of CommerceFirst Bancorp Inc. (“CommerceFirst”) were $2.2 million and $2.6 million for the second quarter and the first six months of 2012, respectively. Consolidated results of operations for CommerceFirst are included subsequent to the close of business on May 31, 2012. On the date of purchase, CommerceFirst had total loans of $169 million and total deposits of $170 million.

“We continued to show positive results during the second quarter which reflected solid core deposit growth as well as our fourth consecutive quarter of new organic loan growth,” said Daniel J. Schrider, President and Chief Executive Officer. “We have maintained our momentum despite a struggling economy and intense competition in the markets we serve, due in large part, to our improving credit metrics and deposit mix.”

“During the quarter we completed the acquisition of CommerceFirst Bank, headquartered in Anne Arundel County, MD and expect this acquisition to be accretive to income in the current year. We are excited by the opportunities to grow our small business lending portfolio in this contiguous natural market,” said Schrider.

Second Quarter Highlights:

•	Pre-tax pre-provision income, a non-GAAP measure, was $14.6 million for the second quarter of 2012, a 12% increase over the second quarter of 2011 and a 13% increase over the first quarter of 2012.

•	Total loans increased 16% or $337.2 million at June 30, 2012 compared to June 30, 2011. Excluding $165.7 million in loans acquired in the CommerceFirst acquisition, this was the Company’s fourth straight quarterly organic increase due primarily to growth in the commercial loan portfolio.

•	Non-performing loans decreased to $67.0 million at June 30, 2012 compared to $76.5 million at June 30, 2011 and $72.2 million at March 31, 2012. The decrease in the second quarter was due to a lower level of non-accrual loans.

•	The net interest margin was 3.62% for the second quarter of 2012, compared to 3.58% for the second quarter of 2011 and 3.56% for the first quarter of 2012.

Review of Balance Sheet and Credit Quality

Total assets increased 7% to $3.9 billion at June 30, 2012 compared to balances at June 30, 2011. Total loans and leases increased 16% to $2.5 billion compared to the prior year. This increase consisted of $165.7 million in loans from the acquisition of CommerceFirst and $171.5 million of internally-generated loan growth, primarily in the commercial loan portfolio. Total loans increased 11% compared to balances at December 31, 2011. Excluding the loans acquired in the CommerceFirst acquisition, total loans increased 8% and 3% compared to June 30, 2011 and December 31, 2011, respectively.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 7% compared to June 30, 2011. This increase was due primarily to a 16% increase in noninterest-bearing and interest-bearing checking accounts. The Company views the growth in checking accounts as an especially valuable metric as it provides additional opportunities to grow multiple product banking relationships with clients. Excluding the deposits acquired in the CommerceFirst acquisition, total customer funding sources increased 2% while certificates of deposit declined 15% at June 30, 2012 compared to balances at June 30, 2011, as the Company managed its deposit mix to maintain the net interest margin.

Tangible common equity, a non-GAAP metric, totaled $371.0 million at June 30, 2012 compared to $335.7 million at June 30, 2011 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.51% at June 30, 2011 to 9.84% at June 30, 2012. This increase was due primarily to stock issued in connection with the CommerceFirst acquisition and net income earned during the period. At June 30, 2012, the Company had a total risk-based capital ratio of 15.37%, a tier 1 risk-based capital ratio of 14.12% and a tier 1 leverage ratio of 11.21%.

Non-performing loans decreased to $67.0 million at June 30, 2012 compared to $76.5 million at June 30, 2011 and $72.2 million at March 31, 2012. Included in the June 30, 2012 balances are $2.5 million of non-performing loans acquired from CommerceFirst. Excluding the acquired non-performing loans mentioned previously, the Company’s credit quality metrics showed continued improvement due to resolution of existing problem credits and limited migration of new credits to non-performing status.

The provision for loan and lease losses was $1.6 million for the second quarter of 2012 compared to $1.2 million for the second quarter of 2011 and $0.7 million for the first quarter of 2012. The increase in the provision for the second quarter of 2012 compared to both the prior quarter and the second quarter of 2011 was due primarily to an increase in specific reserves on non-performing loans.

Loan charge-offs, net of recoveries, totaled $1.4 million for the second quarter of 2012 compared to net charge-offs of $4.8 million for the second quarter of 2011 and $5.0 million for the first quarter of 2012. The allowance for loan and lease losses represented 1.83% of outstanding loans and leases and 68% of non-performing loans at June 30, 2012 compared to 2.58% of outstanding loans and leases and 72% of non-performing loans at June 30, 2011 and 1.98% of outstanding loans and leases and 62% of non-performing loans at March 31, 2012. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the second quarter of 2012 increased by $1.7 million or 6% compared to the second quarter of 2011 due to an increase in average interest-earning assets resulting from increased loan balances from the addition of higher yielding loans from the CommerceFirst transaction and organic growth. Combined with a lower cost deposit mix, these factors resulted in an increase in the net interest margin to 3.62% for the second quarter of 2012 compared to 3.58% for the second quarter of 2011.

Non-interest income increased $0.7 million or 6% to $11.5 million for the second quarter of 2012 compared to $10.8 million for the second quarter of 2011. This increase was due primarily to growth in income from mortgage banking activities of $0.5 million due to higher loan origination volumes and higher average gains on sales, both due to increased refinancing activity during the quarter. In addition, other non-interest income increased 26% over the prior year quarter due mainly to higher fees from loan prepayments and other fees.

Non-interest expenses were $28.9 million for the second quarter of 2012 compared to $25.8 million in the second quarter of 2011, an increase of $3.1 million or 12%. This increase was driven by higher salaries and benefits expenses, outside data services costs and professional fees primarily resulting from the CommerceFirst acquisition. These expenses were partially offset by lower FDIC insurance premiums resulting from improved financial ratios compared to the prior year period. Excluding merger expenses of $2.2 million, non-interest expenses increased 3% over the prior year quarter.

The non-GAAP efficiency ratio improved to 61.5% for the second quarter of 2012 compared to 62.8% for the second quarter of 2011.

Net interest income for the first six months of 2012 increased by $2.4 million or 4% compared to the first six months of 2011 due to an increase in average earning assets resulting from organic loan growth, loans acquired in the CommerceFirst acquisition and an increased level of noninterest-bearing deposits, which more than offset lower earning asset yields. Lower yields, together with a reduced rate of decline in the cost of funds, resulted in a decrease in the net interest margin to 3.59% for the first six months of 2012 compared to 3.62% for the first six months of 2011.

Non-interest income increased $1.7 million or 8% to $22.5 million for the first six months of 2012 as compared to $20.8 million for 2011. This increase was due primarily to an increase of $1.1 million or 83% in income from mortgage banking activities due to higher volumes and increased average gains from refinancing activity. In addition, revenue from wealth management services increased $0.4 million or 6% due primarily to higher average assets under management.

Non-interest expenses were $55.5 million for the first six months of 2012 compared to $51.9 million for the first six months of 2011, an increase of $3.6 million or 7%. This increase was driven by an 8% in salaries and benefits expense due to merit salary increases, a larger staff and higher cost of health benefits. These expenses were partially offset by a 27% decrease in FDIC insurance premiums due to a change in calculation of such premiums effective in the second quarter of 2011. Excluding one-time merger expenses of $2.6 million in the first six months of 2012, non-interest expenses increased only 2% over the prior year period.

The non-GAAP efficiency ratio was 62.3% for the first six months of 2012 compared to 63.9% for the first six months of 2011.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-877-317-6789. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) August 20, 2012. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10015482

About Sandy Spring Bancorp/Sandy Spring Bank

With $3.9 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site:	www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2011, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
(Dollars in thousands, except per share data)	2012	2011	Change	2012	2011	Change
Results of Operations:
Net interest income	$29,809	$28,154	6%	$58,514	$56,164	4%
Provision for loan and lease losses	1,585	1,151	38	2,249	2,666	(16)
Non-interest income	11,493	10,802	6	22,467	20,794	8
Non-interest expenses	28,858	25,838	12	55,541	51,900	7
Income before income taxes	10,859	11,967	(9)	23,191	22,392	4
Net income	7,207	8,296	(13)	15,683	15,587	1

Pre-tax pre-provision pre-merger expense income	$14,642	$13,118	12	$28,012	$25,058	12

Return on average assets	0.78%	0.93%		0.86%	0.89%
Return on average common equity	6.34%	8.03%		6.96%	7.65%
Net interest margin	3.62%	3.58%		3.59%	3.62%
Efficiency ratio - GAAP (1)	69.87%	66.33%		68.59%	67.44%
Efficiency ratio - Non-GAAP (1)	61.54%	62.82%		62.25%	63.94%

Per share data:
Basic net income	$0.30	$0.34	(12)%	$0.65	$0.65	-%
Diluted net income	0.30	0.34	(12)	0.65	0.65	-
Average fully diluted shares	24,423,236	24,130,357	1	24,303,095	24,123,183	1
Dividends declared per share	0.12	0.08	50	0.22	0.16	38
Book value per share	18.94	17.58	8	18.94	17.58	8
Tangible book value per share	14.91	13.93	7	14.91	13.93	7
Outstanding shares	24,886,724	24,095,123	3	24,886,724	24,095,123	3

Financial Condition at period-end:
Investment securities	$1,006,743	$1,128,589	(11)%	$1,006,743	$1,128,589	(11)%
Loans and leases	2,475,078	2,137,920	16	2,475,078	2,137,920	16
Interest-earning assets	3,584,480	3,322,317	8	3,584,480	3,322,317	8
Assets	3,855,177	3,612,016	7	3,855,177	3,612,016	7
Deposits	2,852,055	2,657,861	7	2,852,055	2,657,861	7
Interest-bearing liabilities	2,593,501	2,515,053	3	2,593,501	2,515,053	3
Stockholders' equity	471,464	423,684	11	471,464	423,684	11

Capital ratios:
Tier 1 leverage	11.21%	10.64%		11.21%	10.64%
Tier 1 capital to risk-weighted assets	14.12%	14.75%		14.12%	14.75%
Total regulatory capital to risk-weighted assets	15.37%	16.01%		15.37%	16.01%
Tangible common equity to tangible assets (2)	9.84%	9.51%		9.84%	9.51%
Average equity to average assets	12.33%	11.63%		12.33%	11.63%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.83%	2.58%		1.83%	2.58%
Non-performing loans to total loans	2.71%	3.58%		2.71%	3.58%
Non-performing assets to total assets	1.98%	2.31%		1.98%	2.31%
Allowance for loan and lease losses to non-performing loans	67.61%	72.22%		67.61%	72.22%
Annualized net charge-offs to average loans and leases (3)	0.23%	0.90%%		0.56%	0.90%

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2012	2011	2012	2011
Pre-tax pre-provision pre-merger expense income:
Net income	$7,207	$8,296	$15,683	$15,587
Plus non-GAAP adjustment:
Merger expenses	2,198	-	2,572	-
Income taxes	3,652	3,671	7,508	6,805
Provision for loan and lease losses	1,585	1,151	2,249	2,666
Pre-tax pre-provision pre-merger expense income	$14,642	$13,118	$28,012	$25,058

GAAP efficiency ratio:
Non-interest expenses	$28,858	$25,838	$55,541	$51,900

Net interest income plus non-interest income	$41,302	$38,956	$80,981	$76,958

GAAP Efficiency ratio	69.87%	66.33%	68.59%	67.44%

Non-GAAP efficiency ratio:
Non-interest expenses	$28,858	$25,838	$55,541	$51,900
Less non-GAAP adjustment:
Amortization of intangible assets	466	462	927	923
Merger expenses	2,198	-	2,572	-
Non-interest expenses - as adjusted	$26,194	$25,376	$52,042	$50,977

Net interest income plus non-interest income	$41,302	$38,956	$80,981	$76,958
Plus non-GAAP adjustment:
Tax-equivalent income	1,340	1,427	2,716	2,734
Less non-GAAP adjustments:
Securities gains	90	32	163	52
OTTI recognized in earnings	(8)	(43)	(72)	(84)
Net interest income plus non-interest income - as adjusted	$42,560	$40,394	$83,606	$79,724

Non-GAAP Efficiency ratio	61.54%	62.82%	62.25%	63.94%

Tangible common equity ratio:
Total stockholders' equity	$471,464	$423,684	$471,464	$423,684
Accumulated other comprehensive income (loss)	(14,577)	(5,484)	(14,577)	(5,484)
Goodwill	(81,892)	(76,816)	(81,892)	(76,816)
Other intangible assets, net	(4,017)	(5,656)	(4,017)	(5,656)
Tangible common equity	$370,978	$335,728	$370,978	$335,728

Total assets	$3,855,177	$3,612,016	$3,855,177	$3,612,016
Goodwill	(81,892)	(76,816)	(81,892)	(76,816)
Other intangible assets, net	(4,017)	(5,656)	(4,017)	(5,656)
Tangible assets	$3,769,268	$3,529,544	$3,769,268	$3,529,544

Tangible common equity ratio	9.84%	9.51%	9.84%	9.51%

Outstanding common shares	24,886,724	24,095,123	24,886,724	24,095,123
Tangible book value per common share	$14.91	$13.93	$14.91	$13.93

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	June 30,	December 31,	June 30,
(Dollars in thousands)	2012	2011	2011
Assets
Cash and due from banks	$46,002	$49,832	$76,552
Federal funds sold	467	1,006	1,231
Interest-bearing deposits with banks	76,365	21,476	42,927
Cash and cash equivalents	122,834	72,314	120,710
Residential mortgage loans held for sale (at fair value)	25,827	25,341	11,650
Investments available-for-sale (at fair value)	808,881	951,301	995,496
Investments held-to-maturity -- fair value of $169,396, $184,167 and $103,054
at June 30, 2012, December 31, 2011 and June 30, 2011, respectively	164,846	178,465	100,030
Other equity securities	33,016	34,933	33,063
Total loans and leases	2,475,078	2,239,692	2,137,920
Less: allowance for loan and lease losses	(45,265)	(49,426)	(55,246)
Net loans and leases	2,429,813	2,190,266	2,082,674
Premises and equipment, net	49,240	48,483	48,921
Other real estate owned	9,553	4,431	6,951
Accrued interest receivable	13,456	12,898	13,088
Goodwill	81,892	76,816	76,816
Other intangible assets, net	4,017	4,734	5,656
Other assets	111,802	111,388	116,961
Total assets	$3,855,177	$3,711,370	$3,612,016

Liabilities
Noninterest-bearing deposits	$763,566	$650,377	$648,605
Interest-bearing deposits	2,088,489	2,006,143	2,009,256
Total deposits	2,852,055	2,656,520	2,657,861
Securities sold under retail repurchase agreements and federal funds purchased	64,779	143,613	65,214
Advances from FHLB	405,233	405,408	405,583
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	26,646	24,720	24,674
Total liabilities	3,383,713	3,265,261	3,188,332

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,886,724, 24,091,042 and 24,095,123 at June 30, 2012,
December 31, 2011 and June 30, 2011, respectively	24,887	24,091	24,095
Additional paid in capital	190,733	177,828	177,303
Retained earnings	241,267	230,942	216,802
Accumulated other comprehensive income	14,577	13,248	5,484
Total stockholders' equity	471,464	446,109	423,684
Total liabilities and stockholders' equity	$3,855,177	$3,711,370	$3,612,016

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2012	2011	2012	2011
Interest Income:
Interest and fees on loans and leases	$28,338	$26,816	$55,467	$53,806
Interest on loans held for sale	190	124	339	246
Interest on deposits with banks	24	21	45	39
Interest and dividends on investment securities:
Taxable	4,662	5,649	9,605	11,089
Exempt from federal income taxes	2,343	2,398	4,716	4,577
Interest on federal funds sold	1	-	1	1
Total interest income	35,558	35,008	70,173	69,758
Interest Expense:
Interest on deposits	1,871	2,987	3,884	5,900
Interest on retail repurchase agreements and federal funds purchased	51	53	112	106
Interest on advances from FHLB	3,586	3,590	7,173	7,141
Interest on subordinated debt	241	224	490	447
Total interest expense	5,749	6,854	11,659	13,594
Net interest income	29,809	28,154	58,514	56,164
Provision for loan and lease losses	1,585	1,151	2,249	2,666
Net interest income after provision for loan and lease losses	28,224	27,003	56,265	53,498
Non-interest Income:
Investment securities gains	90	32	163	52
Total other-than-temporary impairment ("OTTI") losses	(8)	(43)	(72)	(102)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	18
Net OTTI recognized in earnings	(8)	(43)	(72)	(84)
Service charges on deposit accounts	2,283	2,437	4,483	4,689
Mortgage banking activities	1,288	808	2,313	1,263
Wealth management income	4,034	4,023	8,091	7,668
Insurance agency commissions	934	953	2,136	2,133
Income from bank owned life insurance	660	654	1,294	1,300
Visa check fees	962	949	1,860	1,783
Other income	1,250	989	2,199	1,990
Total non-interest income	11,493	10,802	22,467	20,794
Non-interest Expenses:
Salaries and employee benefits	15,927	14,676	31,628	29,300
Occupancy expense of premises	2,943	2,790	5,789	5,933
Equipment expenses	1,255	1,128	2,445	2,270
Marketing	565	709	1,060	1,194
Outside data services	1,828	999	3,107	1,994
FDIC insurance	653	736	1,305	1,780
Amortization of intangible assets	466	462	927	923
Other expenses	5,221	4,338	9,280	8,506
Total non-interest expenses	28,858	25,838	55,541	51,900
Income before income taxes	10,859	11,967	23,191	22,392
Income tax expense	3,652	3,671	7,508	6,805
Net income	$7,207	$8,296	$15,683	$15,587

Net Income Per Share Amounts:
Basic net income per share	$0.30	$0.34	$0.65	$0.65
Diluted net income per share	$0.30	$0.34	$0.65	$0.65
Dividends declared per share	$0.12	$0.08	$0.22	$0.16

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012		2011
(Dollars in thousands, except per share data)	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$36,898	$35,991	$36,156	$36,424	$36,435	$36,057
Interest expense	5,749	5,910	6,256	6,674	6,854	6,740
Tax-equivalent net interest income	31,149	30,081	29,900	29,750	29,581	29,317
Tax-equivalent adjustment	1,340	1,376	1,448	1,420	1,427	1,307
Provision for loan and lease losses	1,585	664	2,282	(3,520)	1,151	1,515
Non-interest income	11,493	10,974	11,370	11,336	10,802	9,992
Non-interest expenses	28,858	26,683	27,323	25,848	25,838	26,062
Income before income taxes	10,859	12,332	10,217	17,338	11,967	10,425
Income tax expense	3,652	3,856	2,959	6,081	3,671	3,134
Net income	$7,207	$8,476	$7,258	$11,257	$8,296	$7,291
Financial performance:
Pre-tax pre-provision pre-merger expense income	$14,642	$12,996	$12,499	$13,818	$13,118	$11,940
Return on average assets	0.78%	0.94%	0.79%	1.24%	0.93%	0.84%
Return on average common equity	6.34%	7.60%	6.54%	10.42%	8.03%	7.26%
Net interest margin	3.62%	3.56%	3.51%	3.53%	3.58%	3.65%
Efficiency ratio - GAAP (1)	69.87%	67.25%	68.61%	65.16%	66.33%	68.58%
Efficiency ratio - Non-GAAP (1)	61.54%	63.88%	65.10%	62.02%	62.82%	65.09%
Per share data:
Basic net income per share	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Diluted net income per share	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Average fully diluted shares	24,423,236	24,180,501	24,141,084	24,142,137	24,130,357	24,115,906
Dividends declared per common share	$0.12	$0.10	$0.10	$0.08	$0.08	$0.08
Non-interest income:
Securities gains	$90	$73	$9	$231	$32	$20
Net OTTI recognized in earnings	(8)	(64)	-	(76)	(43)	(41)
Service charges on deposit accounts	2,283	2,200	2,394	2,444	2,437	2,252
Mortgage banking activities	1,288	1,025	824	1,141	808	455
Wealth management income	4,034	4,057	4,041	3,937	4,023	3,645
Insurance agency commissions	934	1,202	1,473	1,044	953	1,180
Income from bank owned life insurance	660	634	674	662	654	646
Visa check fees	962	898	927	927	949	834
Other income	1,250	949	1,028	1,026	989	1,001
Total non-interest income	$11,493	$10,974	$11,370	$11,336	$10,802	$9,992
Non-interest expense:
Salaries and employee benefits	$15,927	$15,701	$15,433	$14,892	$14,676	$14,624
Occupancy expense of premises	2,943	2,846	2,802	2,784	2,790	3,143
Equipment expenses	1,255	1,190	1,292	1,143	1,128	1,142
Marketing	565	495	727	468	709	485
Outside data services	1,828	1,279	1,092	1,073	999	995
FDIC insurance	653	652	698	709	736	1,044
Amortization of intangible assets	466	461	461	461	462	461
Professional fees	2,156	1,287	1,414	1,314	1,088	1,126
Other real estate owned expenses	351	64	604	383	726	699
Other expenses	2,714	2,708	2,800	2,621	2,524	2,343
Total non-interest expense	$28,858	$26,683	$27,323	$25,848	$25,838	$26,062

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012		2011
(Dollars in thousands)	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$472,426	$465,204	$448,662	$440,606	$445,605	$444,519
Residential construction loans	130,791	122,841	108,699	90,727	81,425	84,939
Commercial ADC loans	151,620	149,814	160,946	141,576	149,215	151,135
Commercial investor real estate loans	443,237	392,626	371,948	357,358	353,749	355,967
Commercial owner occupied real estate loans	579,812	525,022	522,076	519,837	511,271	509,215
Commercial business loans	334,040	253,827	260,327	226,528	225,624	231,448
Leasing	5,618	5,843	6,954	8,484	10,200	12,477
Consumer loans	357,534	356,215	360,080	360,287	360,831	360,349
Total loans and leases	2,475,078	2,271,392	2,239,692	2,145,403	2,137,920	2,150,049
Allowance for loan and lease losses	(45,265)	(45,061)	(49,426)	(49,720)	(55,246)	(58,918)
Investment securities	1,006,743	1,067,462	1,164,699	1,174,180	1,128,589	1,087,620
Interest-earning assets	3,584,480	3,416,136	3,452,214	3,370,360	3,322,317	3,283,819
Total assets	3,855,177	3,668,273	3,711,370	3,626,043	3,612,016	3,549,533
Noninterest-bearing demand deposits	763,566	685,770	650,377	643,169	648,605	619,905
Total deposits	2,852,055	2,681,075	2,656,520	2,640,324	2,657,861	2,599,634
Customer repurchase agreements	64,779	73,130	63,613	79,529	65,214	75,516
Total interest-bearing liabilities	2,593,501	2,508,756	2,590,164	2,517,180	2,515,053	2,495,916
Total stockholders' equity	471,464	451,917	446,109	440,791	423,684	409,076
Quarterly average balance sheets:
Residential mortgage loans	$488,644	$474,149	$463,754	$453,645	$455,803	$458,329
Residential construction loans	125,582	116,630	99,983	89,128	84,144	85,891
Commercial ADC loans	151,374	159,769	153,598	145,835	149,773	149,071
Commercial investor real estate loans	410,258	377,072	353,975	350,925	352,668	340,008
Commercial owner occupied real estate loans	539,590	518,763	521,212	515,185	509,273	500,875
Commercial business loans	284,271	258,099	231,773	225,041	225,646	236,949
Leasing	5,528	6,325	7,671	9,269	11,154	14,009
Consumer loans	359,008	358,783	361,888	360,875	362,098	367,261
Total loans and leases	2,364,255	2,269,590	2,193,854	2,149,903	2,150,559	2,152,393
Investment securities	1,052,502	1,086,295	1,173,418	1,168,712	1,121,325	1,054,740
Interest-earning assets	3,453,590	3,389,843	3,392,773	3,355,937	3,305,059	3,237,556
Total assets	3,708,622	3,637,674	3,647,291	3,610,219	3,566,278	3,500,807
Noninterest-bearing demand deposits	699,638	641,477	655,381	631,192	607,092	582,441
Total deposits	2,714,980	2,642,634	2,658,676	2,640,729	2,607,854	2,548,117
Customer repurchase agreements	66,674	65,195	74,267	72,646	70,313	79,067
Total interest-bearing liabilities	2,526,541	2,523,394	2,525,128	2,524,728	2,519,114	2,485,451
Total stockholders' equity	457,338	448,406	440,154	428,511	414,624	407,007
Financial Measures
Average equity to average assets	12.33%	12.33%	12.07%	11.87%	11.63%	11.63%
Investment securities to earning assets	28.09%	31.25%	33.74%	34.84%	33.97%	33.12%
Loans to earnings assets	69.05%	66.49%	64.88%	63.66%	64.35%	65.47%
Loans to assets	64.20%	61.92%	60.35%	59.17%	59.19%	60.57%
Loans to deposits	86.78%	84.72%	84.31%	81.26%	80.44%	82.71%
Capital measures:
Tier 1 leverage	11.21%	11.05%	10.84%	10.79%	10.64%	10.63%
Tier 1 capital to risk-weighted assets	14.12%	14.89%	14.57%	14.96%	14.75%	14.21%
Total regulatory capital to risk-weighted assets	15.37%	16.14%	15.83%	16.21%	16.01%	15.48%
Book value per share	$18.94	$18.72	$18.52	$18.31	$17.58	$16.99
Outstanding shares	24,886,724	24,143,985	24,091,042	24,079,204	24,095,123	24,084,423

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2012		2011
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$777	$40	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	342	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-
Leasing	96	-	2	63	20	24
Consumer	5	89	165	373	337	169
Residential real estate:
Residential mortgage	91	167	167	2,291	3,820	4,616
Residential construction	-	-	243	-	-	2,367
Total loans and leases 90 days past due	1,311	296	577	2,727	4,177	7,176
Non-accrual loans and leases:
Commercial business	5,264	6,542	7,226	8,038	8,288	9,649
Commercial real estate:
Commercial AD&C	13,055	14,303	18,702	24,481	26,133	28,310
Commercial investor real estate	14,143	13,893	16,963	16,118	2,975	2,519
Commercial owner occupied real estate	15,437	16,295	14,709	11,847	13,019	12,304
Leasing	872	858	853	956	1,017	1,529
Consumer	1,651	1,700	1,786	1,478	590	720
Residential real estate:
Residential mortgage	2,600	4,818	5,722	6,081	6,295	6,652
Residential construction	4,333	4,929	5,719	5,034	5,701	5,222
Total non-accrual loans and lease	57,355	63,338	71,680	74,033	64,018	66,905
Total restructured loans - accruing	8,285	8,547	6,881	6,088	8,299	14,266
Total non-performing loans and leases	66,951	72,181	79,138	82,848	76,494	88,347
Other assets and real estate owned (OREO)	9,553	4,834	4,431	7,938	6,951	7,960
Total non-performing assets	$76,504	$77,015	$83,569	$90,786	$83,445	$96,307

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2012	2012	2011	2011	2011	2011
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$63,338	$71,680	$74,033	$64,018	$66,905	$63,327
Non-accrual balances transferred to OREO	(2,131)	-	(511)	(142)	(791)	(535)
Non-accrual balances charged-off	(1,663)	(4,965)	(2,758)	(1,375)	(2,112)	(2,701)
Net payments or draws	(4,149)	(5,061)	(6,724)	(4,839)	(8,016)	(2,531)
Loans placed on non-accrual	3,049	1,809	8,640	17,226	8,032	9,526
Non-accrual loans brought current	(1,089)	(125)	(1,000)	(855)	-	(181)
Balance at end of period	$57,355	$63,338	$71,680	$74,033	$64,018	$66,905

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,061	$49,426	$49,720	$55,246	$58,918	$62,135
Provision for loan and lease losses	1,585	664	2,282	(3,520)	1,151	1,515
Less loans charged-off, net of recoveries:
Commercial business	(185)	(39)	(65)	397	769	790
Commercial real estate:
Commercial AD&C	(59)	1,076	275	151	253	(137)
Commercial investor real estate	140	3,219	335	30	504	(4)
Commercial owner occupied real estate	484	-	329	45	113	-
Leasing	(3)	5	181	85	455	333
Consumer	228	348	352	375	713	1,091
Residential real estate:
Residential mortgage	713	420	792	751	1,319	2,095
Residential construction	63	-	377	172	697	564
Net charge-offs	1,381	5,029	2,576	2,006	4,823	4,732
Balance at end of period	$45,265	$45,061	$49,426	$49,720	$55,246	$58,918

Asset Quality Ratios:
Non-performing loans to total loans	2.71%	3.18%	3.53%	3.86%	3.58%	4.11%
Non-performing assets to total assets	1.98%	2.10%	2.25%	2.50%	2.31%	2.71%
Allowance for loan losses to loans	1.83%	1.98%	2.21%	2.32%	2.58%	2.74%
Allowance for loan losses to non-performing loans	67.61%	62.43%	62.46%	60.01%	72.22%	66.69%
Net charge-offs in quarter to average loans	0.23%	0.89%	0.47%	0.37%	0.90%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended June 30,
		2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$488,644	$5,381	4.43%	$455,803	$5,631	4.93%
Residential construction loans	125,582	1,190	3.81	84,144	641	3.06
Commercial ADC loans	151,374	1,922	5.11	149,773	1,590	4.26
Commercial investor real estate loans	410,258	5,616	5.51	352,668	5,249	5.94
Commercial owner occupied real estate loans	539,590	7,524	5.68	509,273	7,497	5.93
Commercial business loans	284,271	3,665	5.04	225,646	2,805	4.99
Leasing	5,528	90	6.53	11,154	190	6.82
Consumer loans	359,008	3,140	3.54	362,098	3,337	3.72
Total loans and leases (3)	2,364,255	28,528	4.86	2,150,559	26,940	5.02
Taxable securities	772,668	4,980	2.58	873,062	5,983	2.74
Tax-exempt securities (4)	279,834	3,365	4.81	248,263	3,491	5.62
Interest-bearing deposits with banks	35,949	24	0.27	31,863	21	0.26
Federal funds sold	884	1	0.18	1,312	-	0.13
Total interest-earning assets	3,453,590	36,898	4.29	3,305,059	36,435	4.42

Less: allowance for loan and lease losses	(47,312)			(58,504)
Cash and due from banks	45,883			46,341
Premises and equipment, net	49,085			49,167
Other assets	207,376			224,215
Total assets	$3,708,622			$3,566,278

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$384,750	84	0.09%	$343,060	104	0.12%
Regular savings deposits	212,839	58	0.11	184,688	53	0.11
Money market savings deposits	854,920	471	0.22	854,003	1,022	0.48
Time deposits	562,833	1,258	0.90	619,011	1,808	1.17
Total interest-bearing deposits	2,015,342	1,871	0.37	2,000,762	2,987	0.60
Other borrowings	70,928	51	0.29	77,731	53	0.28
Advances from FHLB	405,271	3,586	3.56	405,621	3,590	3.55
Subordinated debentures	35,000	241	2.75	35,000	224	2.56
Total interest-bearing liabilities	2,526,541	5,749	0.91	2,519,114	6,854	1.09

Noninterest-bearing demand deposits	699,638			607,092
Other liabilities	25,105			25,448
Stockholders' equity	457,338			414,624
Total liabilities and stockholders' equity	$3,708,622			$3,566,278

Net interest income and spread		$31,149	3.38%		$29,581	3.33%
Less: tax-equivalent adjustment		1,340			1,427
Net interest income		$29,809			$28,154

Interest income/earning assets			4.29%			4.42%
Interest expense/earning assets			0.67			0.84
Net interest margin			3.62%			3.58%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.4 million in 2012 and 2011, respectively.

(2)	Includes residential mortgage loans held for sale. home equity loans and lines are classified as consumer loans.

(3)	Non-accrual loans are included in the average balances.

(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Six Months Ended June 30,
		2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$481,396	$10,741	4.49%	$457,059	$11,374	4.97%
Residential construction loans	121,106	2,291	3.80	85,013	1,549	3.68
Commercial ADC loans	155,571	3,890	5.03	149,424	3,125	4.22
Commercial investor real estate loans	393,665	10,764	5.50	346,410	10,328	5.98
Commercial owner occupied real estate loans	529,176	14,784	5.68	505,060	14,926	5.99
Commercial business loans	271,185	6,816	4.93	231,267	5,648	4.93
Leasing	5,927	193	6.53	12,574	419	6.66
Consumer loans	358,896	6,327	3.57	364,665	6,683	3.72
Total loans and leases (3)	2,316,922	55,806	4.85	2,151,472	54,052	5.06
Taxable securities	791,303	10,253	2.59	860,042	11,766	2.74
Tax-exempt securities (4)	278,095	6,784	4.88	228,175	6,634	5.81
Interest-bearing deposits with banks	34,410	45	0.26	30,359	39	0.26
Federal funds sold	985	1	0.16	1,447	1	0.15
Total interest-earning assets	3,421,715	72,889	4.27	3,271,495	72,492	4.45

Less: allowance for loan and lease losses	(48,439)			(60,040)
Cash and due from banks	45,470			44,654
Premises and equipment, net	48,820			49,178
Other assets	205,582			228,437
Total assets	$3,673,148			$3,533,724

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$373,740	171	0.09%	$330,470	176	0.11%
Regular savings deposits	206,721	104	0.10	180,067	95	0.11
Money market savings deposits	857,020	983	0.23	850,359	1,956	0.46
Time deposits	570,768	2,626	0.93	622,420	3,673	1.19
Total interest-bearing deposits	2,008,250	3,884	0.39	1,983,316	5,900	0.60
Other borrowings	76,403	112	0.29	78,395	106	0.27
Advances from FHLB	405,315	7,173	3.56	405,665	7,141	3.55
Subordinated debentures	35,000	490	2.80	35,000	447	2.55
Total interest-bearing liabilities	2,524,968	11,659	0.93	2,502,376	13,594	1.10

Noninterest-bearing demand deposits	670,557			594,835
Other liabilities	24,752			25,676
Stockholders' equity	452,871			410,837
Total liabilities and stockholders' equity	$3,673,148			$3,533,724

Net interest income and spread		$61,230	3.34%		$58,898	3.35%
Less: tax-equivalent adjustment		2,716			2,734
Net interest income		$58,514			$56,164

Interest income/earning assets			4.27%			4.45%
Interest expense/earning assets			0.68			0.83
Net interest margin			3.59%			3.62%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $2.7 million and $2.7 million in 2012 and 2011, respectively.

(2)	Includes residential mortgage loans held for sale. home equity loans and lines are classified as consumer loans.

(3)	Non-accrual loans are included in the average balances.

(4)	Includes only investments that are exempt from federal taxes.